UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 22, 2022

(September 16, 2022)

Date of Report (Date of earliest event reported)

MicroCloud Hologram Inc.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-440519	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 302, Building A, Zhong Ke Na Neng Building,

Yue Xing Sixth Road, Nanshan District,

Shenzhen, People’s Republic of China

+86 (0755) 2291 2036

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	HOLO	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one-half ordinary share at an exercise price of $11.50 per share	HOLOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously announced, MicroCloud Hologram Inc. (“MicroCloud” or the “Company”) (f/k/a Golden Path Acquisition Corporation (“Golden Path”)), a Cayman Islands exempted company, entered into the Business Combination and Merger Agreement dated September 10, 2021 (as amended on August 5, 2022 and August 10, 2022, the “Merger Agreement”), by and among Golden Path, Golden Path Merger Sub Corporation (“Golden Path Merger Sub”), a Cayman Islands exempted company incorporated for the purpose of effectuating the Business Combination, and MC Hologram Inc. (“MC”), a Cayman Islands exempted company.

Pursuant to the Merger Agreement, MC will merge with the Golden Path Merger Sub and survive the merger and continue as the surviving company and a wholly-owned subsidiary of Golden Path and continue its business operations (the “Merger”, and, collectively with the other transactions described in the Merger Agreement, the “Business Combination”).

On September 8, 2022, Golden Path held an Extraordinary General Meeting (the “Extraordinary General Meeting”) to approve the Merger and the transactions contemplated by the Merger Agreement. As of August 17, 2022, the record date for the Extraordinary General Meeting (“Record Date”), there were 7,458,000 Golden Path ordinary shares issued and outstanding and entitled to vote.

At the Extraordinary General Meeting, a total of 6,106,914 (or 81.88%) of Golden Path’s issued and outstanding ordinary shares, in each case held as of the Record Date, were present either in person or by proxy, which collectively constituted a quorum for the transaction of business. Golden Path’s shareholders voted on and approved each of the proposals (except on the proposal of adjournment, as explained below), including the business combination proposal. Detailed descriptions of each proposal are included in Golden Path’s Definitive Proxy Statement filed on Schedule 14A (File No. 001-40519) with the U.S. Securities and Exchange Commission (the “SEC”) on August 12, 2022, and mailed to Golden Path’s shareholders (the “Proxy Statement”). The proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies was deemed not necessary and not acted upon at the Extraordinary General Meeting.

On September 16, 2022, in accordance with the Merger Agreement, the closing of the Business Combination (the “Closing”) occurred, pursuant to which Golden Path issued 44,554,455 ordinary shares to MC shareholders. As a result of the consummation of the Business Combination, MC is now a wholly-owned subsidiary of the Company, which has changed its name to MicroCloud Hologram Inc.

Following the Closing, on September 19, 2022, the ordinary shares and public warrants outstanding upon the Closing began trading on the NASDAQ Stock Exchange (the “NASDAQ”) under the symbols “HOLO” and “HOLOW,” respectively.

Immediately after giving effect to the Business Combination, MicroCloud has 50,812,035 ordinary shares issued and outstanding, and 6,020,500 warrants outstanding.

A description of the Business Combination and the terms of the Merger Agreement are included in the Proxy Statement in the section entitled “The Business Combination Proposal” beginning on page 78 of the Proxy Statement. The description of the Merger Agreement is a summary only and is qualified in their entirety by the full text of the Merger Agreement, including the subsequent amendments, copies of which are attached hereto as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3, and are incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement

Lock-up Agreements

In connection with the Closing, the Company entered into Lock-Up Agreements with each MC shareholder and Peace Asset Management Ltd. which provides in pertinent part that all shares held by the parties to the lock-up agreements will be subject to restrictions of sale, transfer or assignment as follows: (A) 50% of the shares until the earlier of (i) six (6) months after the date of the consummation of the Merger or (ii) the date on which the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the Merger, and (B) the remaining 50% of the shares may not be transferred, assigned or sold until six months after the date of the consummation of the Business Combination. Golden Path’s Sponsor, and the pre-merger officers and directors of Golden Path executed a similar lock-up agreement in connection with completion of the Golden Path IPO.

In addition, the parties agreed that of the total 44,554,455 ordinary shares issued in the Business Combination to the MC shareholders, 3,000,000 ordinary shares will be free of any lock-up restrictions.

The foregoing description of the Lock-up Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the Lock-up Agreement, a copy of which is filed as Exhibit 10.1 hereto and the terms of which are incorporated by reference herein.

Indemnification of Directors and Officers

In connection with the Closing, the Company entered into separate Indemnification Agreements with its directors and executive officers. These agreements, among other things, require the Company to indemnify its directors and executive officers for certain liabilities and expenses, reasonable attorneys’ fees and all other direct or indirect costs, expenses and obligations, including judgments, fines, penalties, interest, appeal bonds, amounts paid in settlement with the approval of the Company, counsel fees and disbursements (including, without limitation, experts’ fees, court costs, retainers, appeal bond premiums, transcript fees, duplicating, printing and binding costs, as well as telecommunications, postage and courier charges) and other fees (including, among others, witness fees, travel expenses and fees of private investigators and professional advisors, actually paid or incurred in connection with investigating, prosecuting, defending, being a witness in or participating in any Claim relating to any Indemnifiable Event (as such terms are defined in each indemnification agreement) incurred by a director or executive officer in any action or proceeding related to the fact that such person is or was a director, officer or fiduciary of the Company, or is or was serving on behalf of the Company or at the request of the Company as a director, officer or fiduciary or similar capacity, of another company.

The foregoing description of the indemnification agreements is not complete and is subject to and qualified in its entirety by reference to the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.2 and the terms of which are incorporated by reference herein.

Registration Rights Agreement

In connection with the Business Combination, Golden Path and MC shareholders entered into a registration rights agreement on September 10, 2021, to provide for the resale registration with respect to the shares issued to MC shareholders (“Registration Rights Agreement”) in connection with the Business Combination. The terms of the Registration Rights Agreement are described in the Proxy Statement in the section entitled “The Business Combination Proposal” beginning on page 78 of the Proxy Statement.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by the full text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Non-competition and Non-solicitation Agreements

In connection with the Business Combination, on September 10, 2021, Golden Path and MC entered into a non-competition and non-solicitation agreement with Best Road Holdings Limited in favor of Golden Path and MC (“Non-competition and Non-solicitation Agreement”).

The foregoing description of the Non-competition and Non-solicitation Agreement is qualified in its entirety by the full text of the form of Non-competition and Non-solicitation Agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with no operations and formed as a vehicle to effectuate a business combination with one or more operating businesses. After the Closing, the Company became a holding company whose only assets consist of equity interests in MC.

Item 2.01(f) of the Current Report on Form 8-K states that if the predecessor registrant was a shell company, as Golden Path was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor registrant to Golden Path, is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the Closing of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and in documents incorporated herein by reference include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s expectations with respect to future performance and anticipated financial impacts of the business combination. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of the Company’s, management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company.

The forward-looking statements are based on the current expectations of the management of the Company, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in “Risk Factors”, those discussed and identified in public filings made with the SEC by the Company and the following:

●	expectations regarding the Company’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, customer acquisition and retention, products and services, pricing, marketing plans, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and its ability to invest in growth initiatives and pursue acquisition opportunities;

●	the outcome of any legal proceedings that may be instituted against MC, Golden Path and others following the consummation of the Business Combination and transactions contemplated therein;

●	litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on the Company’s resources;

●	the risk that the proposed Business Combination disrupts current plans and operations of MC as a result of the consummation of the Business Combination;

●	the ability to recognize the anticipated benefits of the Business Combination;

●	unexpected costs related to the Business Combination;

●	the amount of any redemptions by existing holders of Golden Path ordinary shares being greater than expected;

●	the management and board composition of the Company following the proposed Business Combination;

●	the ability to list or maintain the Company’s securities on the Nasdaq Capital Market;

●	limited liquidity and trading of the Company’s securities;

●	geopolitical risk and changes in applicable laws or regulations;

●	the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors;

●	operational risks;

●	The possibility that the Company may be adversely affected by other economic, business and/or competitive factors.

●	fluctuations in exchange rates between the foreign currencies in which the Company typically does business and the United States dollar; and

Business

The businesses of the Company are described in the Proxy Statement in the section entitled “Business of Golden Path” beginning on page 168 and “Business of MC” beginning on page 115, which is incorporated herein by reference.

Risk Factors

The risk factors related to the business and operations of the Company and the Business Combination are set forth in the Proxy Statement in the section entitled “Risk Factors” beginning on page 30, which is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Operations

Reference is made to the disclosure contained in the Proxy Statement in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of MC” beginning on page 135, which is incorporated by reference herein.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in the Proxy Statement in the section entitled “Quantitative and Qualitative Disclosures about Market Risk” beginning on page 155, which is incorporated by reference herein.

Facilities

The facilities of the Company are described in the Proxy Statement in the section titled “Business of MC - Facilities” beginning on page 132, which is incorporated herein by reference.

Beneficial Ownership of Securities

The following table sets forth the beneficial ownership of ordinary shares immediately following consummation of the Business Combination by:

●	each person known to the Company to be the beneficial owner of more than 5% of shares;

●	each person who is an executive officer or director of the Company; and

●	all executive officers and directors of the Company, as a group.

Beneficial ownership is determined in accordance with SEC rules, which generally provides that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of the Business Combination.

	Ordinary Shares		Voting Power
Name and Address of Beneficial Owner(1)	Number	%	(%)(5)
Executive Officers and Directors
Guohui Kang(2)	5,063,006	9.96%	9.96%
Bei Zhen
Guolong Qi
Jianbo Zhou(3)	675,068	1.33%	1.33%
Wei Peng(4)	8,302,047	16.34%	16.34%
Mi Zhou
Han Qin
Xu Zhang
Jun Liu
All Executive Officers and Directors as a group	14,040,121	27.63%	27.63%
5% Or Greater Holders
Best Road Holdings Limited	8,302,047	16.34%	16.34%
Tiger Initiative Investment Ltd	6,750,675	13.29%	13.29%
Super plus Holding Limited	5,063,006	9.96%	9.96%
Import & Export Guojin Development Co., Ltd	5,063,006	9.96%	9.96%
Wu Yue Investment Ltd	4,387,939	8.64%	8.64%
Lucky monkey Holding Limited	4,050,405	7.97%	7.97%
Sensegain Prosperity Holding Limited	3,639,120	7.16%	7.16%
Innovation Spark Technology Limited	3,375,338	6.64%	6.64%

(1)	The business address of our directors and executive officers is Room 302, Building A, Zhongkenaneng Building, Yuexing Sixth Road, Nanshan District, Shenzhen, P. R. China.
(2)	Import & Export Guojin Development Co., Ltd is the record holder of MC ordinary shares. Guohui Kang, as the sole director and sole shareholder of Import & Export Guojin Development Co., Ltd, has voting and investment discretion over these shares and therefore may be deemed to beneficially own such shares.
(3)	Brilliantrf Holdings Limited is the record holder of MC ordinary shares. Jianbo Zhou, as the sole director and sole shareholder of Brilliantrf Holdings Limited, has voting and investment discretion over these shares and therefore may be deemed to beneficially own such shares.
(4)	Best Road Holdings Limited is the record holder of MC ordinary shares. Wei Peng, as the sole director and sole shareholder of Best Road Holdings Limited, has voting and investment discretion over these shares and therefore may be deemed to beneficially own such shares.
(5)	Equivalent to percentage of ordinary shares owned.

Directors and Executive Officers

The Company’s directors and executive officers after the Closing are described in the Proxy Statement in the section titled “New Golden Path’s Directors and Executive Officers After the Business Combination” beginning on page 196, which is incorporated herein by reference.

Director Independence

Information with respect to the independence of the Company’s directors is described in the Proxy Statement in the section titled “New Golden Path’s Directors and Executive Officers After the Business Combination — Director Independence” beginning on page 198, which is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the Board immediately after the Closing is described in the Proxy Statement in the section titled “New Golden Path’s Directors and Executive Officers After the Business Combination — Committees of New Golden Path’s Board of Directors” beginning on page 198, which is incorporated herein by reference.

Compensation of Directors and Executive Officers

A description of the compensation of the directors and executive officers of MC before the consummation of the business combination is described in the Proxy Statement in the section titled “Compensation of Directors and Executive Officers” beginning on page 201, which is incorporated herein by reference.

Certain Relationships and Related Party Transactions

The description of certain relationships and related party transactions is described in the Proxy Statement in the section entitled “Certain Transactions” beginning on page 217 which is incorporated herein by reference.

Legal Proceedings

The description of legal proceedings is described in the Proxy Statement in the section entitled “Legal Proceedings” beginning on page 132, which is incorporated herein by reference.

The Company is not currently involved in, nor is it aware of any legal proceedings, investigations or claims that management believes may have a material adverse effect to the Company’s business, financial condition, or results of operations.

Market Price of and Dividends on the Registrant’s Common Equity and Related Shareholder Matters

Market Information and Holders

Golden Path’s publicly traded units, ordinary shares, rights and warrants were historically listed on the Nasdaq Capital Market under the symbols “GPCOU”, “GPCO”, “GPCOR” and “GPCOW”, respectively. At the Closing, each of Golden Path’s public units separated into its components consisting of one ordinary share, one warrant and one right, as a result, the units no longer trade as a separate security. On September 19, 2022, the Company’s ordinary shares and warrants began trading on The Nasdaq Stock Market under the new trading symbols “HOLO” and “HOLOW”, respectively.

Immediately after giving effect to the Business Combination, MicroCloud has 50,812,035 ordinary shares issued and outstanding, and 6,020,500 warrants outstanding.

Dividends

The Company has not paid any cash dividends on its ordinary shares to date and does not intend to pay cash dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends be within the discretion of the then board of directors. It is the present intention of the board of directors to retain all earnings, if any, for use in the business operations and, accordingly, the board of directors does not anticipate declaring any dividends in the foreseeable future. Further, if the Company incurs any indebtedness, its ability to declare dividends may be limited by restrictive covenants it may agree to in connection therewith. See the section beginning on page 29 of the Proxy Statement titled “Securities and Dividends” and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Information about unregistered sales of the Company’s equity securities is described under Item 3.02 of this Current Report on Form 8-K, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

A description of the Company’s ordinary shares and warrants is included in the Proxy Statement in the section entitled “Description of Golden Path’s Securities” beginning on page 224, which is incorporated herein by reference.

Indemnification of Directors and Officers

Information about indemnification of the Company’s directors and officers is described in the Proxy Statement in the section entitled “New Golden Path’s Directors and Executive Officers After the Business Combination” beginning on page 196 of the Proxy Statement, which is incorporated herein by reference.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section entitled “Indemnification Agreements” is incorporated by reference into this Item 2.01.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference. Further reference is made to MC’s condensed financial statements as of and for the six months ended June 30, 2022 and related notes thereto which are set forth and incorporated herein by reference.

Item 3.01 – Transfer of Listing

The information set forth in the sections entitled “Market Information and Holders” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 – Unregistered Sales of Equity Securities

The disclosure set forth in the “Introductory Note” of this Current Report on Form 8-K is incorporated herein by reference.

The securities issued to MC shareholders in connection with the Closing and the ordinary shares issued to Peace Asset Management Ltd. were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 3.03 Material Modification to Rights of Security Holders.

In connection with the Business Combination, on September 16, 2022, the Company filed an Amended and Restated Memorandum and Articles of Association (the “MAOA”) with the Cayman Registrar. The material terms of the MAOA and the general effect upon the rights of holders of the Company’s ordinary shares are discussed in the Proxy Statement in the sections titled “ARTICLES AMENDMENT PROPOSAL” beginning on page 113 and “DESCRIPTION OF NEW GOLDEN PATH’S SECURITIES” beginning on page 224.

Golden Path’s ordinary shares and public warrants were listed for trading on the NASDAQ under the symbols “GPCO” and “GPCOW,” respectively. On the date of the Closing, the CUSIP numbers relating to the Company’s ordinary shares and warrants are G55032109 and G55032125, respectively.

The foregoing description of the MAOA is not complete and is subject to and qualified in its entirety by reference to the MAOA, copies of which are attached hereto as Exhibits 3.1 and the terms of which are incorporated by reference herein.

Item 5.01 Change in Control of the Registrant.

The information set forth in the section entitled “Introductory Note” and in the section entitled “Beneficial Ownership of Securities” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the completion of the Business Combination pursuant to the Merger Agreement, a change of control of Golden Path has occurred, and the shareholders of Golden Path as of immediately prior to the Closing held 11.57% of the issued and outstanding shares of ordinary shares immediately following the Closing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections entitled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation.

At the Extraordinary General Meeting, Golden Path’s shareholders voted and approved, among other things, Proposal Nos. 4 and 5 (the “Articles Proposals”) which are described in greater detail in the Proxy Statement beginning on page 112 and is set forth under Item 5.07 of this Current Report on Form 8-K, which is incorporated herein by reference.

The Amended and Restated Articles of Association (the “Amended Articles of Association”), which became effective upon filing with the Companies Register of the Cayman Islands on September 16, 2022, includes the amendments proposed by the Articles Proposals.

A copy of the Amended Articles of Association is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The description of the Amended Articles of Association and its general effect upon the rights of the Company’s security holders are included in the Proxy Statement under the section titled “Description of New Golden Path’s Securities” beginning on page 224 of the Proxy Statement, which is incorporated herein by reference.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. The material terms of the Business Combination are described in the section entitled “Proposal No. 1 – The Business Combination Proposal” beginning on page 78 of the Proxy Statement, which is incorporated herein by reference. Further, the information set forth in the “Introductory Note” and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 16, 2022, the Company issued a press release announcing the Closing. The press release is furnished as Exhibit 99.1 to this Current Report.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The historical audited financial statements of MC and its subsidiaries as of and for the years ended December 31, 2020, and 2021 and the related notes are included in the Proxy Statement beginning from page F-79 to F-115 of the Proxy Statement and are incorporated herein by reference.

The unaudited condensed financial statements of MC as of and for the six months ended June 30, 2021 and 2022 and the related notes are attached hereto as Exhibit 99.2.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of Golden Path and MC as of June 30, 2022 and for the year ended December 31, 2021 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(c)	Exhibits.

Item	Description
2.1	Business combination and Merger Agreement dated as of September 10, 2021 by and among MC Hologram, Inc., Golden Path Acquisition Corporation and Golden Path Merger Sub Corporation previously filed as an exhibit to Registrant’s Current Report on Form 8-K as filed with the SEC on September 19, 2022.
2.2	First Amendment to the Business Combination and Merger Agreement dated as of August 5, 2022
2.3	Second Amendment to the Business Combination and Merger Agreement dated as of August 10, 2022
3.1	MicroCloud Hologram Inc. Amended and Restated Articles of Incorporation
4.1	Specimen Ordinary Share Certificate
4.2	Specimen Warrant Certificate
4.3	Warrant Agreement between VStock Transfer LLC and Golden Path Acquisition Corporation
10.1	Form of Lock-Up Agreement
10.2	Form of Indemnification Agreement
10.3	Form of Registration Rights Agreement
10.4	Form of Non-Competition and Non-Solicitation Agreements
21.1	List of Subsidiaries
99.1	Press Release dated September 16, 2022
99.2	Unaudited Condensed Consolidated Financial Statements of MC as of and for the six months ended June 30, 2021 and 2022
99.3	Pro Forma Financial Information of MicroCloud Hologram Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2022

MicroCloud Hologram Inc.

By:	/s/ Guohui Kang
Name:	Guohui Kang
Title:	Chief Executive Officer